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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 18, 2005

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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             Delaware                    0-22228               11-3170868
 (State or other jurisdiction of       (Commission            (IRS Employer
  incorporation or organization)       File Number)        Identification No.)

                ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK
     11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1 THROUGH 7 NOT APPLICABLE.

ITEM 8.01.     OTHER EVENTS.

     On May 18, 2005 the Company issued a press release, a copy of which is included herein as exhibit 99.1, announcing the voting results of its annual meeting of shareholders held on May 18, 2005. At the meeting shareholders overwhelmingly voted to re-elect directors, George L. Engelke, Jr., Robert J. Conway, Peter C. Haeffner, Jr., Ralph F. Palleschi and Leo J. Waters. It further announced, that shareholders voted overwhelmingly to approve the 2005 Re-designated, Amended and Restated Stock Incentive Plan ("the Plan") and ratify the appointment of its independent registered public accounting firm.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits     Description

     99.1         Press release dated May 18, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASTORIA FINANCIAL CORPORATION

                                        By:  /s/ Peter J. Cunningham
                                             -----------------------------------
                                             Peter J. Cunningham
                                             First Vice President and
                                             Director of Investor Relations

Dated:  May 18 , 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
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   99.1        Press release dated May 18, 2005.

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